UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

F O R M 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	January 1998

BOSTON CAPITAL TAX CREDIT FUND IV L.P.

(Exact name of registrant as specified in its charter)

Delaware 0-26200 04-3208648

(State or other jurisdiction (Commission (IRS Employer

of incorporation) File Number) Identification No.)

c/o Boston Capital Corporation,

One Boston Place, Boston, Massachusetts 02108-4406

(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code	(617) 624-8900

None

(Former name or former address, if changed since last report)

Item 5. Other Events

As of March 1998 Boston Capital Tax Credit Fund IV L.P., a Delaware limited partnership, specifically Series 32 thereof, entered into various agreements relating to FFLM Associates, LLC, a New Jersey limited partnership (the "Operating Partnership") on behalf of Series 32 of the Partnership, including the Amended and Restated Agreement of Limited Partnership of the Operating Partnership dated as of March 1998 (the "Operating Partnership Agreement"), pursuant to which Series 32 acquired a limited partner interest in the Operating Partnership. Series 32 and 33 have jointly invested in the Operating Partnership pursuant to the terms of the Partnership's Partnership Agreement, with Series 32 investing 50% and Series 33 investing 50%. Capitalized terms used and not otherwise defined herein have their meanings set forth in the Operating Partnership Agreement.

The Operating Partnership owns a 100 unit apartment complex for senior citizens located at Sayreville in Middlesex County, New Jersey, which is known as Gillette Manor (the "Apartment Complex"). The Apartment Complex consists of 2 buildings containing 100 one-bedroom units. Amenities include an intercom system, security cameras, a handicap accessible entry, handrails along the corridor, trash chutes at each end of the hallway and laundry facilities at each end of the hallway. Construction of the Apartment Complex was completed in 1995. 100% Occupancy is scheduled for January 1995.

The Operating Partnership expects to receive permanent financing in the amount of $3,605,389 (the "First Permanent Mortgage") from Amboy National Bank. The Permanent Mortgage is expected to bear interest at 5.7%, 7.063% and 7.00% per annum payable over a 28 year amortization period and a 10 year term. The Operating Partnership expects to receive permanent financing in the amount of $650,000 (the "Second Permanent Mortgage") from Amboy National Bank. The Permanent Mortgage is expected to bear interest at 8% per annum payable over a 8 year amortization period and a 30 year term.

It is expected that 100% of the rental apartment units in the Apartment Complex will qualify for the low-income housing tax credit (the "Tax Credits") under Section 42 of the Internal Revenue Code of 1986, as amended (the "Code").

The general partner of the Operating Partnership is Sayreville Housing for Seniors Corporation, (the "General Partner").

Series 32 acquired its interest in the Operating Partnership directly from the Operating Partnership in consideration of an agreement to make a Capital Contribution of $2,969,426 to the Operating Partnership in 1 installment as follows:

    $2,969,426 (the "First Installment") on the later of: (i) the Initial Closing, or (ii) the Admission Date, or (iii) receipt by the Investment Partnership of legal opinion pursuant to Section 5.04 of the Partnership Agreement, or (iv) Substantial Completion and evidence of clear title or evidence that any title encumbrances have been cleared by the General Partners, or (v) Initial 100% Occupancy Date, or (vi) receipt by Investment Partnership of Accountant's Cost Certification, or (vii) Final Closing or (viii) the occurrence of Breakeven Operations for a period of two consecutive months, or (x) occurrence of Breakeven Operations for a period of six consecutive months, or (xi) receipt by the Investment Partnership of the Partnership's federal income tax return for the year in which Breakeven Operations occurred for a period of two consecutive months.

The first installment has been paid by Series 32.

The total Capital Contribution of Series 32 to the Operating Partnership is based on the Operating Partnership receiving $3,209,090 in Tax Credits during the 6-year period commencing in 1998 of which 49.5% ($1,588,497) will be allocated to Series 32 and 49.5% ($1,588,497) will be allocated to Series 33 as the Investment Limited Partner of the Operating Partnership.

Series 32 believes that the Apartment Complex is adequately insured.

Ownership interests in the Operating Partnership are as follows, subject in each case to certain priority allocations and distributions as set forth in the Operating Partnership Agreement:
	Profits, Losses and Tax Credits from Normal Operations	Capital Transactions	Cash Flow
General Partner	1%	100%	99%
Series 32	49.5%	0%	0.5%
Series 33	49.5%	0%	0.5%

The Special Limited Partner of the Operating Partnership is BCTC 94, Inc., an affiliate of Series 32.

Series 32 used funds obtained from the payments of the holders of its beneficial assignee certificates to make the acquisition of its interest in the Operating Partnership.

Boston Capital, or an Affiliate thereof, will not receive a fee (the "Asset Management Fee") commencing in N/A from the Operating Partnership, for services in connection with the Operating Partnership's accounting matters and the preparation of tax returns and reports to the Partnership, in the annual amount of $N/A. The Asset Management Fee for each Fiscal Year will be payable from Cash Flow in the manner and priority set forth in Section N/A of the Operating Partnership Agreement, provided, however, that if, in any Fiscal Year, Cash Flow is insufficient to pay the full amount of the Asset Management Fee, the General Partner shall advance the amount of such deficiency to the Operating Partnership as a Subordinated Loan. If for any reason the Asset Management Fee is not paid in any Fiscal Year, the unpaid portion thereof shall accrue and be payable on a cumulative basis in the first Fiscal Year in which there is sufficient Cash Flow or Capital Proceeds as provided in Article X of the Operating Partnership Agreement.

The Operating Partnership will not pay the General Partner a fee (the "Partnership Management Fee") commencing in N/A for services in connection with the administration of the day-to-day business of the Operating Partnership in an annual amount equal to $N/A. The Partnership Management Fee for each fiscal year of the Operating Partnership shall be payable from Cash Flow in the manner set forth in Section N/A of the Operating Partnership Agreement. If for any reason the Partnership Management Fee is not paid in any Fiscal Year, the unpaid portion thereof shall accrue and be payable on a cumulative basis in the first Fiscal Year in which there is sufficient Cash Flow or Capital Proceeds as provided in Article X of the Operating Partnership Agreement.

In consideration of its consultation, advice and other services in connection with the construction and development of the Apartment Complex, the Operating Partnership will pay the Developer a fee (the "Development Fee") in the principal amount of $600,000. The Development Fee shall be due and payable only in accordance with Section 6 of the Development Agreement and, if not sooner paid, the total amount then outstanding will be payable on the tenth (10th) anniversary of the end of the Tax Credit Period from the proceeds of an additional General Partner Capital Contribution.

Item 7. Exhibits.

	(c)	Exhibits.	Page
(1)	(a)	Form of Dealer-Manager Agreement between Boston Capital Services, Inc. and the Registrant (including, as an exhibit thereto, the form of Soliciting Dealer Agreement)
(2)	(a)	Agreement of Limited Partnership of the Partnership

Incorporated by reference to Exhibit (1) to Registration Statement No. 33-70564 on Form S-11, as filed with the Securities and Exchange Commission.

2 Incorporated by reference to Exhibit (2) to Registration Statement No. 33-70564 on Form S-11, as filed with the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Dated: October 21, 2002

BOSTON CAPITAL TAX CREDIT FUND IV L.P.

By: Boston Capital Associates IV L.P.,

its General Partner

By: BCA Associates Limited Partnership, its

General Partner

By: C&M Management, Inc., its

sole General Partner

By: /s/ John P. Manning__

John P. Manning, President